WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 123.3%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	111,969,000	$116,203,578	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	7,346,650	7,848,212
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	18,320,200	21,137,332
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	28,885,911	31,957,824
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	104,542,100	125,175,892	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,564,392	4,225,310
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	46,945,972	43,885,358	(a)
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	36,489,180	37,857,169	(a)(b)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	34,855,464	31,742,165	(c)
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	6,684,674	5,378,231
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	5,747,922	4,508,667
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	37,227,880	36,647,527	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	69,189,360	68,282,723	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	34,378,020	34,053,292
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	35,557,760	35,225,019	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	51,694,280	51,148,197	(a)
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	27,522,660	27,091,109
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	101,284,589	100,686,370	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	7,909,160	7,716,164
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	26,024,640	25,422,561
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	23,088,120	22,416,138
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,151,690	1,100,308
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/31	6,633,300	6,303,938
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	20,844,135	19,711,119
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/32	18,050,991	17,970,854

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $909,797,333)				883,695,057

CORPORATE BONDS & NOTES - 9.1%
COMMUNICATION SERVICES - 0.0%††
Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	100,000	95,945

CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.4%
Sands China Ltd., Senior Notes	5.900%	8/8/28	2,480,000	2,127,418
Sands China Ltd., Senior Notes	3.100%	3/8/29	200,000	151,559
Sands China Ltd., Senior Notes	4.875%	6/18/30	600,000	475,799
Sands China Ltd., Senior Notes	3.750%	8/8/31	600,000	439,557

TOTAL CONSUMER DISCRETIONARY				3,194,333

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 4.5%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	11,000	$10,891

Oil, Gas & Consumable Fuels - 4.5%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	763,781
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	1,959,229
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	549,968
Chevron USA Inc., Senior Notes	3.900%	11/15/24	500,000	504,538
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	1,768,523
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	2,604,635
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	70,015
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	259,825
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	6,285,880
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	545,823
Gazprom PJSC Via Gaz Capital SA, Senior Notes	5.150%	2/11/26	3,720,000	2,011,404	(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,645,000	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	338,415
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	2,734,681
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,690,000	3,715,904
Range Resources Corp., Senior Notes	5.000%	3/15/23	673,000	673,024
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,376,975
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,221,389	(e)

Total Oil, Gas & Consumable Fuels				32,029,009

TOTAL ENERGY				32,039,900

FINANCIALS - 1.0%
Banks - 0.8%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,029,000	1,034,332
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	4,480,000	4,385,560	(f)

Total Banks				5,419,892

Diversified Financial Services - 0.2%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	5.100%	12/21/65	2,084,000	1,510,900	(d)(f)

See Notes to Consolidated Schedule of Investments.

2	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.0%††
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/2171	48,493	$48,735	(d)(g)

TOTAL FINANCIALS				6,979,527

HEALTH CARE - 0.5%
Pharmaceuticals - 0.5%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	3,130,000	1,883,164	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	948,575	(d)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	2,370,000	880,491	(d)

TOTAL HEALTH CARE				3,712,230

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	28,924
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	3,323,181

TOTAL INDUSTRIALS				3,352,105

INFORMATION TECHNOLOGY - 0.0%††
Semiconductors & Semiconductor Equipment - 0.0%††
Broadcom Inc., Senior Notes	3.137%	11/15/35	400,000	303,431	(d)

MATERIALS - 2.2%
Metals & Mining - 2.2%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	570,000	554,861	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,541,199	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	1,110,000	878,654	(d)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	330,000	322,437
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000	1,207,501
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000	1,643,905
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000	2,155,930	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000	745,093	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	480,690	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000	1,544,221	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000	3,319,806
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000	1,286,094

TOTAL MATERIALS				15,680,391

TOTAL CORPORATE BONDS & NOTES (Cost - $76,616,610)				65,357,862

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - 7.8%
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	3.266%	10/15/38	2,240,000	$2,123,278	(d)(f)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	2.911%	9/29/36	6,207,221	5,199,319	(d)(f)
Banc of America Funding Trust, 2015-R2 5A2	2.933%	9/29/36	9,014,667	6,974,854	(d)(f)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	3.297%	1/18/36	873,433	854,445	(d)(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.155%	9/15/54	8,204,027	488,790	(d)(f)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	450,000	390,315
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	4.641%	7/15/35	4,220,000	3,998,512	(d)(f)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	3.312%	12/15/38	520,000	505,227	(d)(f)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	3.091%	9/15/36	910,000	880,382	(d)(f)
BX Commercial Mortgage Trust, 2021-XL2 D (1 mo. USD LIBOR + 1.397%)	3.788%	10/15/38	2,100,290	2,000,245	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	6.403%	2/15/39	1,699,562	1,581,694	(d)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	4.286%	10/15/36	2,230,000	2,102,758	(d)(f)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	3.311%	2/15/38	1,310,000	1,295,644	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA4 M2 (1 mo. USD LIBOR + 3.750%)	6.194%	8/25/50	34,033	33,995	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,690,000	3,622,678	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	4,714,332	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.594%	2/25/30	2,950,000	3,044,264	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	4.544%	10/25/39	255,687	253,960	(d)(f)

See Notes to Consolidated Schedule of Investments.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	5.141%	5/15/38	1,760,000		$1,677,744	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.723%	2/15/51	36,697		32,922	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	4,570,000		4,079,238	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XHFL, IO	0.600%	1/16/37	3,114,798		1,801	(d)(f)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	4.706%	9/25/36	2,413,381		391,478	(f)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	3.170%	11/15/23	1,903,705		1,834,833	(d)(f)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.639%	6/25/37	68,024		43,060	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000		1,434,626	(d)
PFP Ltd., 2021-8 A (1 mo. USD LIBOR + 1.000%)	3.387%	8/9/37	2,419,327		2,328,542	(d)(f)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	3.122%	11/15/38	650,000		627,387	(d)(f)
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	3.201%	10/15/34	1,930,000		1,821,852	(d)(f)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.859%	2/25/46	1,066,677		964,678	(f)
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.673%	4/15/54	3,961,610		354,941	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $56,028,146)					55,657,794

SOVEREIGN BONDS - 5.3%
Argentina - 0.0%††
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	26,750,000	ARS	52,545	(i)

Brazil - 0.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	4,090,000	BRL	776,969
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,446,000	BRL	440,900

Total Brazil					1,217,869

Chile - 0.6%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,785,000,000	CLP	4,614,109

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 1.7%
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	400,000		$396,999	(d)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,790,000		1,746,289
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	430,000		425,229	(d)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		838,591	(d)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	2,010,000		1,816,859
Indonesia Treasury Bond	7.000%	5/15/27	100,812,000,000	IDR	6,868,529

Total Indonesia					12,092,496

Mexico - 2.2%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,292,984
Mexican Bonos, Senior Notes	7.750%	11/13/42	217,320,000	MXN	9,528,680
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		3,646,674

Total Mexico					15,468,338

Nigeria - 0.0%††
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		215,608	(d)

Russia - 0.3%
Russian Federal Bond - OFZ	7.050%	1/19/28	335,648,000	RUB	1,763,528	*(j)

United Arab Emirates - 0.3%
Abu Dhabi Government International Bond, Senior Notes	3.875%	4/16/50	2,550,000		2,319,039	(d)

TOTAL SOVEREIGN BONDS (Cost - $50,146,829)					37,743,532

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.7%
Brazil - 1.4%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	32,698,322	BRL	6,335,346
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	20,237,289	BRL	3,893,706

Total Brazil					10,229,052

Canada - 0.7%
Canadian Government Real Return Bond	1.500%	12/1/44	3,928,300	CAD	3,114,524
Canadian Government Real Return Bond	0.500%	12/1/50	3,399,970	CAD	2,131,883

Total Canada					5,246,407

See Notes to Consolidated Schedule of Investments.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 0.5%
Russian Federal Inflation Linked Bond - OFZ	2.500%	2/2/28	630,652,005	RUB	$3,313,508	*(j)

Uruguay - 1.1%
Uruguay Government International Bond	4.250%	4/5/27	292,063,437	UYU	7,531,052

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $39,952,467)					26,320,019

ASSET-BACKED SECURITIES - 1.2%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.800%)	3.244%	9/25/46	27,782		26,141	(f)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	3.516%	8/19/38	2,000,000		1,948,154	(d)(f)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	3.411%	7/15/39	2,610,000		2,534,309	(d)(f)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	4.451%	6/19/37	2,290,000		2,287,907	(d)(f)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	3.591%	10/15/37	2,068,344		2,011,686	(d)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $8,815,055)					8,808,197

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%††
U.S. Government Obligations - 0.0%††
U.S. Treasury Notes (Cost - $177,483)	1.375%	11/15/31	180,000		154,223	(k)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,141,533,923)					1,077,736,684

			SHARES
SHORT-TERM INVESTMENTS - 0.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $2,653,433)	2.057%		2,653,433		2,653,433	(l)

TOTAL INVESTMENTS - 150.7% (Cost - $1,144,187,356)					1,080,390,117
Liabilities in Excess of Other Assets - (50.7)%					(363,705,876)

TOTAL NET ASSETS - 100.0%					$716,684,241

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	The coupon payment on this security is currently in default as of August 31, 2022.

(k)	All or a portion of this security is held at the broker as collateral for OTC derivatives.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2022, the total market value of investments in Affiliated Companies was $2,653,433 and the cost was $2,653,433 (Note 2).

See Notes to Consolidated Schedule of Investments.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
CMT	— Constant Maturity Treasury
GTD	— Guaranteed
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PJSC	— Private Joint Stock Company
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

At August 31, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	0.790%	3/9/2022	9/6/2022	$363,089,375	U.S. Treasury Inflation Protected Securities Cash	$346,827,565 16,477,778
Morgan Stanley & Co. Inc.	0.790%	8/31/2022	9/6/2022	42,775,000	U.S. Treasury Inflation Protected Securities Cash	43,164,034 1,941,222

				$405,864,375		$408,410,599

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

At August 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	447	12/23	$110,599,914	$107,576,138	$(3,023,776)
Brent Crude	182	10/22	17,839,458	17,146,220	(693,238)
Copper	234	12/22	21,603,383	20,583,225	(1,020,158)
Euro	13	9/22	1,750,206	1,634,100	(116,106)
Gold 100 Ounce	242	12/22	42,273,165	41,774,040	(499,125)
U.S. Treasury 5-Year Notes	1,107	12/22	123,337,246	122,678,083	(659,163)
U.S. Treasury 10-Year Notes	2,602	12/22	306,449,421	304,190,062	(2,259,359)
WTI Crude	81	1/23	6,823,630	7,020,270	196,640

					(8,074,285)

Contracts to Sell:
U.S. Treasury Long-Term Bonds	924	12/22	126,777,900	125,519,625	1,258,275
U.S. Treasury Ultra Long-Term Bonds	182	12/22	27,330,345	27,209,000	121,345
WTI Crude	72	9/22	6,713,800	6,447,600	266,200

					1,645,820

Net unrealized depreciation on open futures contracts					$(6,428,465)

At August 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	997,154	USD	1,010,844	BNP Paribas SA	10/18/22	$(5,501)
JPY	402,941,743	USD	2,978,406	BNP Paribas SA	10/18/22	(66,259)
USD	1,024,361	EUR	997,154	BNP Paribas SA	10/18/22	19,018
AUD	696,486	USD	481,202	Citibank N.A.	10/18/22	(4,298)
CAD	3,690,387	USD	2,859,240	Citibank N.A.	10/18/22	(50,201)
IDR	52,969,535,174	USD	3,505,827	Citibank N.A.	10/18/22	57,623
USD	477,155	AUD	696,486	Citibank N.A.	10/18/22	251
USD	6,045,239	CAD	7,848,383	Citibank N.A.	10/18/22	71,229
BRL	23,684,489	USD	4,224,244	Goldman Sachs Group Inc.	10/18/22	274,155
COP	54,160,819,992	USD	12,256,629	Goldman Sachs Group Inc.	10/18/22	(125,924)
GBP	4,241,448	USD	5,112,981	Goldman Sachs Group Inc.	10/18/22	(181,012)
USD	5,077,883	GBP	4,241,448	Goldman Sachs Group Inc.	10/18/22	145,914
INR	642,419,942	USD	8,050,375	JPMorgan Chase & Co.	10/18/22	935
CLP	2,638,366,243	USD	2,796,361	Morgan Stanley & Co. Inc.	10/18/22	120,501
MXN	425,912,889	USD	20,270,701	Morgan Stanley & Co. Inc.	10/18/22	672,762
MYR	41,650,000	USD	9,396,503	Morgan Stanley & Co. Inc.	10/18/22	(82,631)
USD	6,207,587	CLP	6,204,483,648	Morgan Stanley & Co. Inc.	10/18/22	(651,815)
USD	7,949,089	MXN	166,302,888	Morgan Stanley & Co. Inc.	10/18/22	(228,542)
USD	12,394,844	MXN	259,610,000	Morgan Stanley & Co. Inc.	10/18/22	(370,989)

Total						$(404,784)

See Notes to Consolidated Schedule of Investments.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
USD	— United States Dollar

At August 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$56,220,000	3/22/23	2.570%*	CPURNSA*	—	$4,811,823
	14,120,000	4/7/25	0.802%*	CPURNSA*	$91,118	2,384,118
	56,220,000	3/22/26	CPURNSA*	2.504%*	—	(6,002,198)

Total	$126,560,000				$91,118	$1,193,743

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.38 Index	$61,875,000	6/20/27	5.000% quarterly	$(776,965)	$2,913,122	$(3,690,087)
Markit CDX.NA.IG.38 Index	150,725,000	6/20/27	1.000% quarterly	502,668	1,911,058	(1,408,390)

Total	$212,600,000			$(274,297)	$4,824,180	$(5,098,477)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report	11

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

12	Western Asset Inflation-Linked Opportunities & Income Fund 2022 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the

13

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

14

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$883,695,057	—	$883,695,057
Corporate Bonds & Notes	—	65,357,862	—	65,357,862
Collateralized Mortgage Obligations	—	55,657,794	—	55,657,794
Sovereign Bonds	—	37,743,532	—	37,743,532
Non-U.S. Treasury Inflation Protected Securities	—	26,320,019	—	26,320,019
Asset-Backed Securities	—	8,808,197	—	8,808,197
U.S. Government & Agency Obligations	—	154,223	—	154,223

Total Long-Term Investments	—	1,077,736,684	—	1,077,736,684

Short-Term Investments†	$2,653,433	—	—	2,653,433

Total Investments	$2,653,433	$1,077,736,684	—	$1,080,390,117

15

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$1,842,460	—	—	$1,842,460
Forward Foreign Currency Contracts††	—	$1,362,388	—	1,362,388
Centrally Cleared Interest Rate Swaps††	—	7,195,941	—	7,195,941

Total Other Financial Instruments	$1,842,460	$8,558,329	—	$10,400,789

Total	$4,495,893	$1,086,295,013	—	$1,090,790,906

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$8,270,925	—	—	$8,270,925
Forward Foreign Currency Contracts††	—	$1,767,172	—	1,767,172
Centrally Cleared Interest Rate Swaps††	—	6,002,198	—	6,002,198
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection††	—	5,098,477	—	5,098,477

Total	$8,270,925	$12,867,847	—	$21,138,772

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

16

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2022. The following transactions were effected in such company for the period ended August 31, 2022.

	Affiliate Value at November 30, 2021	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2022
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$12,923,449	$410,908,188	410,908,188	$421,178,204	421,178,204	—	$42,533	—	$2,653,433

17